UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2011

AMERON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 South Los Robles Avenue

Pasadena, California 91101

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (626) 683-4000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 5, 2011, Ameron International Corporation (“Ameron”) consummated its previously announced merger (the “Merger”) with National Oilwell Varco, Inc. (“Parent”) and NOV Sub A, Inc. (“Merger Sub”). As a result of the Merger, Ameron is now a wholly owned subsidiary of Parent. The Merger was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated July 1, 2011, by and among Ameron, Parent and Merger Sub.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, on October 5, 2011, Merger Sub merged with and into Ameron. As a result of the Merger, Ameron shall continue as the surviving corporation under the Merger Agreement, and as a wholly owned subsidiary of Parent. Pursuant to the terms of the Merger Agreement, and as a result of the Merger, each outstanding share of common stock, par value $2.50 per share, of Ameron (the “Common Stock”) was converted into the right to receive $85.00 in cash, without interest (except for shares owned by stockholders who have properly demanded appraisal rights).

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, Ameron has notified the New York Stock Exchange (the “Exchange”) that each outstanding share of Common Stock was converted into the right to receive $85.00 in cash, without interest (except for shares owned by stockholders who have properly demanded appraisal rights). Ameron has requested that the Exchange file a notification of removal from listing on Form 25 with the Commission with respect to the Common Stock. In addition, Ameron plans to file with the Commission on October 12, 2011, a certification and notice of termination on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under the Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of Ameron with respect to the Common Stock under the Exchange Act be terminated/suspended.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Merger, each share of Common Stock was converted into the right to receive $85.00 per share in cash, without interest (except for shares owned by stockholders who have properly demanded appraisal rights).

Item 5.01 Changes in Control of Registrant.

The information in Item 2.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of the then-current (i) directors of Ameron resigned and Daniel L. Molinaro was appointed as the sole director of Ameron and (ii) officers of Ameron resigned and the following individuals were appointed as officers of Ameron: Clay C. Williams (President), Dwight W. Rettig (Vice President, General Counsel and Secretary), Daniel L. Molinaro (Vice President and Treasurer), Craig C. Goss (Vice President and Assistant Secretary) and Vincent J. Gillespie (Assistant Secretary).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, Ameron’s Certificate of Incorporation was amended and restated, effective October 5, 2011. A copy of Ameron’s Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

Further, in connection the Merger, Ameron’s Bylaws were amended and restated, effective October 5, 2011, so that they read in their entirety as the Bylaws of Merger Sub read immediately prior to Merger in accordance with the Merger Agreement. A copy of Ameron’s Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 8.01 Other Events

On October 5, 2011, Ameron and Parent issued a joint press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements made in this press release that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Ameron and Parent and are subject to significant risks and uncertainty. Readers are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and, except as required by law, neither Ameron nor Parent undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of Ameron and Parent; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; unexpected costs, charges or expenses resulting from the transaction; litigation or adverse judgments relating to the transaction; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the documents filed respectively by Ameron and Parent with the Commission , including Ameron’s Annual Report on Form 10-K for the fiscal year ended November 30, 2010 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 27, 2011 and May 29, 2011, and Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which identify significant risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Ameron International Corporation

3.2	Amended and Restated Bylaws of Ameron International Corporation

99.1	Press Release, dated October 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERON INTERNATIONAL CORPORATION

By:	/s/ DWIGHT W. RETTIG
Name:	Dwight W. Rettig
Title:	Vice President, General Counsel and Secretary

Dated: October 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Ameron International Corporation

3.2	Amended and Restated Bylaws of Ameron International Corporation

99.1	Press Release, dated October 5, 2011